SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2003

THE COLONIAL BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13508	63-0661573
(State of Incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

Colonial Financial Center, Suite 800 One Commerce Street, Montgomery, Alabama	36104
(Address of Principal Executive Office)	(Zip code)

Registrant’s telephone number, including area code: 334-240-5000

Item 9.  Regulation F-D Disclosure.

Information regarding the Registrant’s certification as required by Section 906 of the Sarbanes-Oxley Act of 2002 with respect to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2002, is furnished herein as Regulation F-D Disclosure.

As Regulation F-D Disclosure, the Registrant furnishes the correspondence filing that it filed with the SEC concurrently with this filing as Exhibit 99.1 to this report.

Exhibit No.	Document Description

99.1	Correspondence transmitted to the Securities and Exchange Commission on March 7, 2003 in compliance with Section 906 of the Sarbanes-Oxley Act of 2002.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

THE COLONIAL BANCGROUP, INC. (Registrant)

Date: March 7, 2003	/s/ SHEILA MOODY
	BY:	Sheila Moody
	ITS:	Chief Accounting Officer

:

:

3